Exhibit 10.47

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

SIXTH AMENDMENT

TO

AMENDED AND RESTATED

BOVINE VACCINE DISTRIBUTION AGREEMENT

This Sixth Amendment (“Sixth Amendment”) is entered into as of the 25th day of July 2011 (“Effective Date”) by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 (“Diamond”) and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 (“Distributor”) as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the “Original Agreement”), as amended by that certain First Amendment dated as of September 20, 2004 (the “First Amendment”) that certain Second Amendment dated as of December 10, 2004 (the “Second Amendment”) that certain Third Amendment dated as of May 26, 2006 (the “Third Amendment”) that certain Fourth Amendment dated as of November 16, 2007 (the “Fourth Amendment”) and that Fifth Amendment dated as of December 23, 2010 (the “Fifth Amendment”) (collectively, the “Agreement”).

WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and

WHEREAS, Diamond and Distributor desire to amend the Agreement on the terms and conditions of this Sixth Amendment.

Exhibit A is hereby amended to include Exhibit A-1 attached hereto.

Notwithstanding any provision of the Agreement to the contrary, this Sixth Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of the Sixth Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filing and shall be deemed Confidential Information under Section 13.05 of the Agreement. If the parties do not mutually agree on the Redacted Version within thirty (30) days after the Effective Date, this Sixth Amendment shall be null and void.

This Sixth Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Sixth Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term “Agreement” shall include this Sixth Amendment. In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment, Fourth Amendment or Fifth Amendment and this Sixth Amendment, the terms and conditions of this Sixth Amendment shall control.

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

IN WITNESS WHEREOF, the parties have caused this Sixth Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.

By:	/s/ Michael J. McGinley
Its: Vice President

AGRI LABORATORIES, LTD.

By:	/s/ Steve Schram
Its: CEO/President

Portions of this Exhibit have been redacted pursuant to a request for confidential treatment under Rule 24b-2 of the General Rules and Regulations under the Securities Exchange Act. Omitted information, marked “[***]” in this exhibit, has been filed with the Securities and Exchange Commission together with such request for confidential treatment.

EXHIBIT A-1

[***]

Diamond			Min/Max
Item Number	Product	Size	Lot Size	Transfer Price

[***]	[***]	50ds	[***]	$[***]
[***]	[***]	50ds	[***]	$[***]
[***]	[***]	50ds	[***]	$[***]

Product to be shipped LABELED in a [***].

NOTE: [***].

HB Claim

Diamond
Item Number	Product	Size	Transfer Price

[***]	Titanium 4 L5	50ds	$[***]
[***]	Titanium 5 L5	5ds	$[***]
[***]	Titanium 5 L5	10ds	$[***]
[***]	Titanium 5 L5	50ds	$[***]
[***]	Masterguard 10	10ds	$[***]
[***]	Masterguard 10	25ds	$[***]

Note: [***].

DIAMOND ANIMAL HEALTH, INC.		AGRI LABORATORIES, LTD.

BY:	/s/ Michael J. McGinley	BY:	/s/ Steve Schram
NAME: Michael J. McGinley		NAME: Steve Schram
TITLE: Vice President		TITLE: President/CEO
DATE: November 11, 2011		DATE: November 11, 2011

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